Exhibit 99.1

Schedule 1

Mondelēz International, Inc. and Subsidiaries

Segment Realignment

Quarterly and Full Year 2012

($ in millions) (Unaudited)

	2012
	Q1	Q2	Q3	Q4	Year
Net Revenues - As Reported
Developing Markets	3,882	3,838	3,709	4,226	15,655
Europe	3,151	3,004	2,849	3,453	12,457
North America	1,634	1,685	1,768	1,816	6,903

Net Revenues - As Reported	$8,667	$8,527	$8,326	$9,495	$35,015

Segment Realignment
Developing Markets (to Europe, Latin America, Asia Pacific, Eastern Europe, Middle East & Africa)	(3,882)	(3,838)	(3,709)	(4,226)	(15,655)
Latin America (from Developing Markets)	1,370	1,340	1,286	1,400	5,396
Asia Pacific (from Developing Markets)	1,320	1,222	1,228	1,394	5,164
Eastern Europe, Middle East & Africa (from Developing Markets)	849	965	886	1,035	3,735
Europe (from Developing Markets)	343	311	309	397	1,360

Net Revenues - As Revised
Latin America	1,370	1,340	1,286	1,400	5,396
Asia Pacific	1,320	1,222	1,228	1,394	5,164
Eastern Europe, Middle East & Africa	849	965	886	1,035	3,735
Europe	3,494	3,315	3,158	3,850	13,817
North America	1,634	1,685	1,768	1,816	6,903

Net Revenues - As Revised	$8,667	$8,527	$8,326	$9,495	$35,015

Schedule 2

Mondelēz International, Inc. and Subsidiaries

Segment Realignment

Full Year 2010 and Quarterly and Full Year 2011

($ in millions) (Unaudited)

	2010	2011
	Year	Q1	Q2	Q3	Q4	Year
Net Revenues - As Reported
Developing Markets	13,420	3,572	3,990	3,944	4,115	15,621
Europe	11,628	3,016	3,525	3,099	3,716	13,356
North America	6,441	1,602	1,648	1,735	1,848	6,833

Net Revenues - As Reported	$31,489	$8,190	$9,163	$8,778	$9,679	$35,810

Segment Realignment
Developing Markets (to Europe, Latin America, Asia Pacific, Eastern Europe, Middle East & Africa)	(13,420)	(3,572)	(3,990)	(3,944)	(4,115)	(15,621)
Latin America (from Developing Markets)	4,541	1,256	1,415	1,379	1,353	5,403
Asia Pacific (from Developing Markets)	4,042	1,190	1,172	1,249	1,253	4,864
Eastern Europe, Middle East & Africa (from Developing Markets)	3,354	796	1,015	959	1,066	3,836
Europe (from Developing Markets)	1,483	330	388	357	443	1,518

Net Revenues - As Revised
Latin America	4,541	1,256	1,415	1,379	1,353	5,403
Asia Pacific	4,042	1,190	1,172	1,249	1,253	4,864
Eastern Europe, Middle East & Africa	3,354	796	1,015	959	1,066	3,836
Europe	13,111	3,346	3,913	3,456	4,159	14,874
North America	6,441	1,602	1,648	1,735	1,848	6,833

Net Revenues - As Revised	$31,489	$8,190	$9,163	$8,778	$9,679	$35,810

Schedule 3

Mondelēz International, Inc. and Subsidiaries

Segment Realignment

Quarterly and Full Year 2012

($ in millions) (Unaudited)

	2012
	Q1	Q2	Q3	Q4	Year
Operating Income - As Reported
Developing Markets	512	534	525	496	2,067
Europe	384	396	415	418	1,613
North America	173	209	263	228	873
Unrealized G/(L) on hedging activities	18	23	1	(41)	1
Certain U.S. pension plan costs	(25)	(25)	(29)	(13)	(92)
General corporate expenses	(103)	(147)	(283)	(181)	(714)
Amortization of intangibles	(56)	(53)	(54)	(54)	(217)
Gain/(Loss) on divestitures, net	—	—	—	107	107
Acquisition-related costs	—	—	—	(1)	(1)

Operating Income - As Reported	$903	$937	$838	$959	$3,637

Segment Realignment
Developing Markets (to Europe, Latin America, Asia Pacific, Eastern Europe, Middle East & Africa, General Corporate Expenses)	(512)	(534)	(525)	(496)	(2,067)
Latin America (from Developing Markets)	163	206	187	213	769
Asia Pacific (from Developing Markets)	177	150	198	132	657
Eastern Europe, Middle East & Africa (from Developing Markets)	138	141	107	120	506
Europe (from Developing Markets)	42	36	34	37	149
General Corporate Expenses (from Developing Markets)	(8)	1	(1)	(6)	(14)

Certain U.S. Pension Plan Costs Restatement
Certain U.S. pension plan costs (to North America)	25	25	29	13	92
North America (from Certain U.S. pension plan costs)	(25)	(25)	(29)	(13)	(92)

Operating Income - As Revised
Latin America	163	206	187	213	769
Asia Pacific	177	150	198	132	657
Eastern Europe, Middle East & Africa	138	141	107	120	506
Europe	426	432	449	455	1,762
North America	148	184	234	215	781
Unrealized G/(L) on hedging activities	18	23	1	(41)	1
General corporate expenses	(111)	(146)	(284)	(187)	(728)
Amortization of intangibles	(56)	(53)	(54)	(54)	(217)
Gain/(Loss) on divestitures, net	—	—	—	107	107
Acquisition-related costs	—	—	—	(1)	(1)

Operating Income - As Revised	$903	$937	$838	$959	$3,637

Schedule 4

Mondelēz International, Inc. and Subsidiaries

Segment Realignment

Full Year 2010 and Quarterly and Full Year 2011

($ in millions) (Unaudited)

	2010 Year	2011
		Q1	Q2	Q3	Q4	Year
Operating Income - As Reported
Developing Markets	1,533	393	506	570	534	2,003
Europe	1,115	308	415	334	349	1,406
North America	805	201	203	225	234	863
Unrealized G/(L) on hedging activities	38	65	(72)	17	(46)	(36)
Certain U.S. pension plan costs	(56)	(15)	(19)	(21)	(21)	(76)
General corporate expenses	(511)	(68)	(61)	(134)	(174)	(437)
Amortization of intangibles	(210)	(57)	(57)	(58)	(53)	(225)
Gain/(Loss) on divestitures, net	—	—	—	—	—	—
Acquisition-related costs	(218)	—	—	—	—	—

Operating Income - As Reported	$2,496	$827	$915	$933	$823	$3,498

Segment Realignment
Developing Markets (to Europe, Latin America, Asia Pacific, Eastern Europe, Middle East & Africa, General Corporate Expenses)	(1,533)	(393)	(506)	(570)	(534)	(2,003)
Latin America (from Developing Markets)	506	156	214	200	189	759
Asia Pacific (from Developing Markets)	565	174	166	183	159	682
Eastern Europe, Middle East & Africa (from Developing Markets)	350	27	101	146	159	433
Europe (from Developing Markets)	138	41	33	47	59	180
General Corporate Expenses (from Developing Markets)	(26)	(5)	(8)	(6)	(32)	(51)

Certain U.S. Pension Plan Costs Restatement
Certain U.S. pension plan costs (to North America)	56	15	19	21	21	76
North America (from Certain U.S. pension plan costs)	(56)	(15)	(19)	(21)	(21)	(76)

Operating Income - As Revised
Latin America	506	156	214	200	189	759
Asia Pacific	565	174	166	183	159	682
Eastern Europe, Middle East & Africa	350	27	101	146	159	433
Europe	1,253	349	448	381	408	1,586
North America	749	186	184	204	213	787
Unrealized G/(L) on hedging activities	38	65	(72)	17	(46)	(36)
General corporate expenses	(537)	(73)	(69)	(140)	(206)	(488)
Amortization of intangibles	(210)	(57)	(57)	(58)	(53)	(225)
Gain/(Loss) on divestitures, net	—	—	—	—	—	—
Acquisition-related costs	(218)	—	—	—	—	—

Operating Income - As Revised	$2,496	$827	$915	$933	$823	$3,498

Schedule 5

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

For the Twelve Months Ended December 31,

($ in millions) (Unaudited)

	As Revised (GAAP)	Impact of Divestitures (1)		Impact of Integration Program		Impact of Accounting Calendar Changes (2)		Impact of Currency		Organic (Non-GAAP)
2012

Latin America	$5,396	$—		$—		$—		$469		$5,865
Asia Pacific	5,164	—		—		—		82		5,246
Eastern Europe, Middle East & Africa	3,735	—		—		—		177		3,912
Europe	13,817	(197)		—		—		838		14,458
North America	6,903	(47)		—		—		10		6,866

Mondelēz International	$35,015	$(244)		$—		$—		$1,576		$36,347

2011

Latin America	$5,403	$—		$—		$(24)		$—		$5,379
Asia Pacific	4,864	—		—		—		—		4,864
Eastern Europe, Middle East & Africa	3,836	—		—		(96)		—		3,740
Europe	14,874	(255)		1		(491)		—		14,129
North America	6,833	(61)		—		(68)		—		6,704

Mondelēz International	$35,810	$(316)		$1		$(679)		$—		$34,816

											Organic Growth Drivers
											Vol / Mix		Price
% Change

Latin America	(0.1)%	—	pp	—	pp	0.4	pp	8.7	pp	9.0%	(0.5	)pp	9.5	pp
Asia Pacific	6.2%	—		—		—		1.7		7.9%	4.0		3.9
Eastern Europe, Middle East & Africa	(2.6)%	—		—		2.6		4.6		4.6%	2.5		2.1
Europe	(7.1)%	0.3		—		3.4		5.7		2.3%	1.5		0.8
North America	1.0%	0.2		—		1.0		0.2		2.4%	(1.2)		3.6

Mondelēz International	(2.2)%	0.2	pp	—	pp	2.0	pp	4.4	pp	4.4%	1.1	pp	3.3	pp

(1)	Reflects divestitures that occurred in 2012; there were no divestitures that occurred in 2011.
(2)	Reflects changes to accounting calendar close schedule and includes the 53rd week of shipments in 2011.

Schedule 6

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

For the Three Months Ended December 31,

($ in millions) (Unaudited)

	As Revised (GAAP)	Impact of Divestitures (1)		Impact of Integration Program		Impact of Accounting Calendar Changes (2)		Impact of Currency		Organic (Non-GAAP)
2012

Latin America	$1,400	$—		$—		$—		$92		$1,492
Asia Pacific	1,394	—		—		—		(4)		1,390
Eastern Europe, Middle East & Africa	1,035	—		—		—		12		1,047
Europe	3,850	(10)		—		—		72		3,912
North America	1,816	(4)		—		—		(10)		1,802

Mondelēz International	$9,495	$(14)		$—		$—		$162		$9,643

2011

Latin America	$1,353	$—		$—		$—		$—		$1,353
Asia Pacific	1,253	—		—		—		—		1,253
Eastern Europe, Middle East & Africa	1,066	—		—		(45)		—		1,021
Europe	4,159	(38)		1		(217)		—		3,905
North America	1,848	(16)		—		(68)		—		1,764

Mondelēz International	$9,679	$(54)		$1		$(330)		$—		$9,296

											Organic Growth Drivers
											Vol / Mix		Price
% Change

Latin America	3.5%	—	pp	—	pp	—	pp	6.8	pp	10.3%	1.9	pp	8.4	pp
Asia Pacific	11.3%	—		—		—		(0.4)		10.9%	6.8		4.1
Eastern Europe, Middle East & Africa	(2.9)%	—		—		4.3		1.1		2.5%	4.1		(1.6)
Europe	(7.4)%	0.7		(0.1)		5.3		1.7		0.2%	1.7		(1.5)
North America	(1.7)%	0.6		—		3.8		(0.5)		2.2%	(1.0)		3.2

Mondelēz International	(1.9)%	0.4	pp	—	pp	3.5	pp	1.7	pp	3.7%	2.1	pp	1.6	pp

(1)	Reflects divestitures that occurred in 2012; there were no divestitures that occurred in 2011.
(2)	Reflects changes to accounting calendar close schedule and includes the 53rd week of shipments in 2011.

Schedule 7

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

For the Three Months Ended September 30,

($ in millions) (Unaudited)

	As Revised (GAAP)	Impact of Divestitures (1)		Impact of Accounting Calendar Changes (2)		Impact of Currency		Organic (Non-GAAP)
2012

Latin America	$1,286	$—		$—		$143		$1,429
Asia Pacific	1,228	—		—		45		1,273
Eastern Europe, Middle East & Africa	886	—		—		61		947
Europe	3,158	(60)		—		318		3,416
North America	1,768	(13)		—		6		1,761

Mondelēz International	$8,326	$(73)		$—		$573		$8,826

2011

Latin America	$1,379	$—		$—		$—		$1,379
Asia Pacific	1,249	—		—		—		1,249
Eastern Europe, Middle East & Africa	959	—		—		—		959
Europe	3,456	(72)		—		—		3,384
North America	1,735	(14)		—		—		1,721

Mondelēz International	$8,778	$(86)		$—		$—		$8,692

									Organic Growth Drivers
									Vol / Mix		Price
% Change

Latin America	(6.7)%	—	pp	—	pp	10.3	pp	3.6%	(4.5	)pp	8.1	pp
Asia Pacific	(1.7)%	—		—		3.6		1.9%	(2.7)		4.6
Eastern Europe, Middle East & Africa	(7.6)%	—		—		6.3		(1.3)%	(1.4)		0.1
Europe	(8.6)%	0.1		—		9.4		0.9%	1.7		(0.8)
North America	1.9%	0.1		—		0.3		2.3%	(0.2)		2.5

Mondelēz International	(5.1)%	0.0	pp	—	pp	6.6	pp	1.5%	(0.7	)pp	2.2	pp

(1)	Reflects divestitures that occurred in 2012; there were no divestitures that occurred in 2011.
(2)	Reflects changes to accounting calendar close schedule.

Schedule 8

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

For the Three Months Ended June 30,

($ in millions) (Unaudited)

	As Revised (GAAP)	Impact of Divestitures (1)		Impact of Accounting Calendar Changes (2)		Impact of Currency		Organic (Non-GAAP)
2012

Latin America	$1,340	$—		$—		$168		$1,508
Asia Pacific	1,222	—		—		56		1,278
Eastern Europe, Middle East & Africa	965	—		—		72		1,037
Europe	3,315	(78)		—		341		3,578
North America	1,685	(17)		—		13		1,681

Mondelēz International	$8,527	$(95)		$—		$650		$9,082

2011

Latin America	$1,415	$—		$(24)		$—		$1,391
Asia Pacific	1,172	—		—		—		1,172
Eastern Europe, Middle East & Africa	1,015	—		(51)		—		964
Europe	3,913	(99)		(274)		—		3,540
North America	1,648	(16)		—		—		1,632

Mondelēz International	$9,163	$(115)		$(349)		$—		$8,699

									Organic Growth Drivers
									Vol / Mix		Price
% Change

Latin America	(5.3)%	—	pp	1.8	pp	11.9	pp	8.4%	(1.6	)pp	10.0	pp
Asia Pacific	4.3%	—		—		4.7		9.0%	5.7		3.3
Eastern Europe, Middle East & Africa	(4.9)%	—		5.4		7.1		7.6%	4.5		3.1
Europe	(15.3)%	0.2		7.3		8.9		1.1%	(1.7)		2.8
North America	2.2%	—		—		0.8		3.0%	(2.4)		5.4

Mondelēz International	(6.9)%	0.1	pp	4.0	pp	7.2	pp	4.4%	(0.1	)pp	4.5	pp

(1)	Reflects divestitures that occurred in 2012; there were no divestitures that occurred in 2011.
(2)	Reflects changes to accounting calendar close schedule.

Schedule 9

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

For the Three Months Ended March 31,

($ in millions) (Unaudited)

	As Revised (GAAP)	Impact of Divestitures (1)		Impact of Accounting Calendar Changes (2)		Impact of Currency		Organic (Non-GAAP)
2012

Latin America	$1,370	$—		$—		$66		$1,436
Asia Pacific	1,320	—		—		(15)		1,305
Eastern Europe, Middle East & Africa	849	—		—		32		881
Europe	3,494	(49)		—		107		3,552
North America	1,634	(13)		—		1		1,622

Mondelēz International	$8,667	$(62)		$—		$191		$8,796

2011

Latin America	$1,256	$—		$—		$—		$1,256
Asia Pacific	1,190	—		—		—		1,190
Eastern Europe, Middle East & Africa	796	—		—		—		796
Europe	3,346	(46)		—		—		3,300
North America	1,602	(15)		—		—		1,587

Mondelēz International	$8,190	$(61)		$—		$—		$8,129

									Organic Growth Drivers
									Vol / Mix		Price
% Change

Latin America	9.1%	—	pp	—	pp	5.2	pp	14.3%	2.7	pp	11.6	pp
Asia Pacific	10.9%	—		—		(1.2)		9.7%	6.0		3.7
Eastern Europe, Middle East & Africa	6.7%	—		—		4.0		10.7%	2.7		8.0
Europe	4.4%	—		—		3.2		7.6%	4.7		2.9
North America	2.0%	0.1		—		0.1		2.2%	(1.3)		3.5

Mondelēz International	5.8%	0.1	pp	—	pp	2.3	pp	8.2%	3.2	pp	5.0	pp

(1)	Reflects divestitures that occurred in 2012; there were no divestitures that occurred in 2011.
(2)	Reflects changes to accounting calendar close schedule.

Schedule 10

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Net Revenues

For the Twelve Months Ended December 31,

($ in millions) (Unaudited)

	As Revised (GAAP)	Impact of Acquisitions		Impact of Divestitures (1)		Impact of Integration		Impact of Accounting Calendar Changes (2)		Impact of Currency		Organic (Non-GAAP)
2011

Latin America	$5,403	$(104)		$—		$—		$(24)		$(88)		$5,187
Asia Pacific	4,864	(200)		—		—		—		(283)		4,381
Eastern Europe, Middle East & Africa	3,836	(75)		—		—		(96)		19		3,684
Europe	14,874	(201)		—		1		(466)		(677)		13,531
North America	6,833	(117)		—		—		(69)		(45)		6,602

Mondelēz International	$35,810	$(697)		$—		$1		$(655)		$(1,074)		$33,385

2010

Latin America	$4,541	$—		$—		$—		$(38)		$—		$4,503
Asia Pacific	4,042	—		—		—		(110)		—		3,932
Eastern Europe, Middle East & Africa	3,354	—		—		1		—		—		3,355
Europe	13,111	—		(105)		—		(45)		—		12,961
North America	6,441	—		—		—		—		—		6,441

Mondelēz International	$31,489	$—		$(105)		$1		$(193)		$—		$31,192

													Organic Growth Drivers
													Vol / Mix		Price
% Change

Latin America	19.0%	(2.3	)pp	—	pp	—	pp	0.5	pp	(2.0	)pp	15.2%	4.4	pp	10.8	pp
Asia Pacific	20.3%	(5.1)		—		—		3.2		(7.0)		11.4%	8.6		2.8
Eastern Europe, Middle East & Africa	14.4%	(2.2)		—		(0.1)		(2.9)		0.6		9.8%	1.8		8.0
Europe	13.4%	(1.6)		0.9		0.1		(3.2)		(5.2)		4.4%	(0.3)		4.7
North America	6.1%	(1.8)		—		—		(1.1)		(0.7)		2.5%	(1.0)		3.5

Mondelēz International	13.7%	(2.3	)pp	0.4	pp	—	pp	(1.4	)pp	(3.4	)pp	7.0%	1.5	pp	5.5	pp

(1)	Reflects divestitures that occurred in 2010; there were no divestitures that occurred in 2011.
(2)	Reflects changes to accounting calendar close schedule and includes the 53rd week of shipments in 2011.

Schedule 11

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Operating Income

For the Twelve Months Ended December 31,

($ in millions) (Unaudited)

											% Change
	As Revised (GAAP)	Integration Program costs (1)	Spin-Off Costs and Related Adjust- ments (2)	2012-2014 Restru- cturing Program costs (3)	Operating income from divested busi- nesses (4)	Gain on dives- titures, net	Acquisition- related costs	As Adjusted (Non-GAAP)	Impact of Currency	As Adjusted @ Constant FX (Non-GAAP)	As Revised (GAAP)	As Adjusted (Non-GAAP)	As Adjusted @ Constant FX (Non-GAAP)
2012
Latin America	$769	$30	$8	$7	$—	$—	$—	$814	$46	$860	1.3%	(1.2)%	4.4%
Asia Pacific	657	40	19	—	—	—	—	716	6	722	(3.7)%	(2.1)%	(1.2)%
Eastern Europe, Middle East & Africa	506	13	—	—	—	—	—	519	19	538	16.9%	9.0%	13.0%
Europe	1,762	47	1	6	(51)	—	—	1,765	98	1,863	11.1%	(1.6)%	3.8%
North America	781	6	77	98	(7)	—	—	955	3	958	(0.8)%	1.9%	2.2%
Unrealized G/(L) on hedging activities	1	—	—	—	—	—	—	1	—	1	100.0+ %	100.0+ %	100.0+ %
General corporate expenses	(728)	4	407	(1)	—	—	—	(318)	(8)	(326)	(49.2)%	21.3%	19.3%
Amortization of intangibles	(217)	—	—	—	—	—	—	(217)	(11)	(228)	3.6%	3.6%	(1.3)%
Gain on divestitures, net	107	—	—	—	—	(107)	—	—	—	—	100.0%	—	—
Acquisition-related costs	(1)	—	—	—	—	—	1	—	—	—	(100.0)%	—	—

Mondelēz International	$3,637	$140	$512	$110	$(58)	$(107)	$1	$4,235	$153	$4,388	4.0%	3.4%	7.1%

2011
Latin America	$759	$65	$—	$—	$—	$—	$—	$824	$—	$824
Asia Pacific	682	49	—	—	—	—	—	731	—	731
Eastern Europe, Middle East & Africa	433	43	—	—	—	—	—	476	—	476
Europe	1,586	260	—	—	(52)	—	—	1,794	—	1,794
North America	787	66	91	—	(7)	—	—	937	—	937
Unrealized G/(L) on hedging activities	(36)	—	—	—	—	—	—	(36)	—	(36)
General corporate expenses	(488)	38	46	—	—	—	—	(404)	—	(404)
Amortization of intangibles	(225)	—	—	—	—	—	—	(225)	—	(225)
Gain on divestitures, net	—	—	—	—	—	—	—	—	—	—
Acquisition-related costs	—	—	—	—	—	—	—	—	—	—

Mondelēz International	$3,498	$521	$137	$—	$(59)	$—	$—	$4,097	$—	$4,097

(1)	Integration Program costs are defined as the costs associated with combining the Mondelēz International and Cadbury businesses, and are separate from those costs associated with the acquisition.
(2)

Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group business and the Mondelēz International business. Spin-Off related adjustments refers to the pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off.

(3)	Restructuring Program costs represent restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing related costs.
(4)	Reflects divestitures that occurred in 2012; there were no divestitures that occurred in 2011.

Schedule 12

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Operating Income

For the Three Months Ended December 31,

($ in millions) (Unaudited)

											% Change
	As Revised (GAAP)	Integration Program costs (1)	Spin-Off Costs and Related Adjust- ments (2)	2012-2014 Restru- cturing Program costs (3)	Operating income from divested busi- nesses (4)	Gain on dives- titures, net	Acquisition- related costs	As Adjusted (Non-GAAP)	Impact of Currency	As Adjusted @ Constant FX (Non-GAAP)	As Revised (GAAP)	As Adjusted (Non-GAAP)	As Adjusted @ Constant FX (Non-GAAP)
2012
Latin America	$213	$10	$2	$—	$—	$—	$—	$225	$16	$241	12.7%	8.2%	15.9%
Asia Pacific	132	17	—	—	—	—	—	149	(3)	146	(17.0)%	(13.4)%	(15.1)%
Eastern Europe, Middle East & Africa	120	7	—	—	—	—	—	127	3	130	(24.5)%	(24.0)%	(22.2)%
Europe	455	38	1	6	(5)	—	—	495	3	498	11.5%	0.2%	0.8%
North America	215	2	9	37	1	—	—	264	—	264	0.9%	1.9%	1.9%
Unrealized G/(L) on hedging activities	(41)	—	—	—	—	—	—	(41)	—	(41)	10.9%	10.9%	10.9%
General corporate expenses	(187)	2	67	(2)	1	—	—	(119)	4	(115)	9.2%	19.0%	21.8%
Amortization of intangibles	(54)	—	—	—	—	—	—	(54)	(3)	(57)	(1.9)%	(1.9)%	(7.5)%
Gain on divestitures, net	107	—	—	—	—	(107)	—	—	—	—	100.0%	—	—
Acquisition-related costs	(1)	—	—	—	—	—	1	—	—	—	(100.0)%	—	—

Mondelēz International	$959	$76	$79	$41	$(3)	$(107)	$1	$1,046	$20	$1,066	16.5%	(0.8)%	1.1%

2011
Latin America	$189	$19	$—	$—	$—	$—	$—	$208	$—	$208
Asia Pacific	159	13	—	—	—	—	—	172	—	172
Eastern Europe, Middle East & Africa	159	8	—	—	—	—	—	167	—	167
Europe	408	91	—	—	(5)	—	—	494	—	494
North America	213	25	23	—	(2)	—	—	259	—	259
Unrealized G/(L) on hedging activities	(46)	—	—	—	—	—	—	(46)	—	(46)
General corporate expenses	(206)	13	46	—	—	—	—	(147)	—	(147)
Amortization of intangibles	(53)	—	—	—	—	—	—	(53)	—	(53)
Gain on divestitures, net	—	—	—	—	—	—	—	—	—	—
Acquisition-related costs	—	—	—	—	—	—	—	—	—	—

Mondelēz International	$823	$169	$69	$—	$(7)	$—	$—	$1,054	$—	$1,054

(1)	Integration Program costs are defined as the costs associated with combining the Mondelēz International and Cadbury businesses, and are separate from those costs associated with the acquisition.
(2)

Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group business and the Mondelēz International business. Spin-Off related adjustments refers to the pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off.

(3)	Restructuring Program costs represent restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing related costs.
(4)	Reflects divestitures that occurred in 2012; there were no divestitures that occurred in 2011.

Schedule 13

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Operating Income

For the Three Months Ended September 30,

($ in millions) (Unaudited)

										% Change
	As Revised (GAAP)	Integration Program costs (1)	Spin-Off Costs and Related Adjust- ments (2)	2012-2014 Restru- cturing Program costs (3)	Operating income from divested busi- nesses (4)	Gain on dives- titures, net	As Adjusted (Non-GAAP)	Impact of Currency	As Adjusted @ Constant FX (Non-GAAP)	As Revised (GAAP)	As Adjusted (Non-GAAP)	As Adjusted @ Constant FX (Non-GAAP)
2012
Latin America	$187	$5	$6	$2	$—	$—	$200	$15	$215	(6.5)%	(5.7)%	1.4%
Asia Pacific	198	4	19	—	—	—	221	5	226	8.2%	15.1%	17.7%
Eastern Europe, Middle East & Africa	107	2	—	—	—	—	109	5	114	(26.7)%	(29.2)%	(26.0)%
Europe	449	(28)	—	—	(19)	—	402	35	437	17.8%	(3.8)%	4.5%
North America	234	3	23	15	(3)	—	272	(1)	271	14.7%	11.5%	11.1%
Unrealized G/(L) on hedging activities	1	—	—	—	—	—	1	—	1	(94.1)%	(94.1)%	(94.1)%
General corporate expenses	(284)	—	200	1	(1)	—	(84)	(3)	(87)	(100.0+ )%	37.3%	35.1%
Amortization of intangibles	(54)	—	—	—	—	—	(54)	(1)	(55)	6.9%	6.9%	5.2%
Gain on divestitures, net	—	—	—	—	—	—	—	—	—	—	—	—
Acquisition-related costs	—	—	—	—	—	—	—	—	—	—	—	—

Mondelēz International	$838	$(14)	$248	$18	$(23)	$—	$1,067	$55	$1,122	(10.2)%	2.1%	7.4%

2011
Latin America	$200	$12	$—	$—	$—	$—	$212	$—	$212
Asia Pacific	183	9	—	—	—	—	192	—	192
Eastern Europe, Middle East & Africa	146	8	—	—	—	—	154	—	154
Europe	381	58	—	—	(21)	—	418	—	418
North America	204	19	22	—	(1)	—	244	—	244
Unrealized G/(L) on hedging activities	17	—	—	—	—	—	17	—	17
General corporate expenses	(140)	6	1	—	(1)	—	(134)	—	(134)
Amortization of intangibles	(58)	—	—	—	—	—	(58)	—	(58)
Gain on divestitures, net	—	—	—	—	—	—	—	—	—
Acquisition-related costs	—	—	—	—	—	—	—	—	—

Mondelēz International	$933	$112	$23	$—	$(23)	$—	$1,045	$—	$1,045

(1)	Integration Program costs are defined as the costs associated with combining the Mondelēz International and Cadbury businesses, and are separate from those costs associated with the acquisition.
(2)

Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group business and the Mondelēz International business. Spin-Off related adjustments refers to the pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off.

(3)	Restructuring Program costs represent restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing related costs.
(4)	Reflects divestitures that occurred in 2012; there were no divestitures that occurred in 2011.

Schedule 14

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Operating Income

For the Three Months Ended June 30,

($ in millions) (Unaudited)

										% Change
	As Revised (GAAP)	Integration Program costs (1)	Spin-Off Costs and Related Adjust- ments (2)	2012-2014 Restru- cturing Program costs (3)	Operating income from divested busi- nesses (4)	Gain on dives- titures, net	As Adjusted (Non-GAAP)	Impact of Currency	As Adjusted @ Constant FX (Non-GAAP)	As Revised (GAAP)	As Adjusted (Non-GAAP)	As Adjusted @ Constant FX (Non-GAAP)
2012
Latin America	$206	$6	$—	$5	$—	$—	$217	$21	$238	(3.7)%	(6.9)%	2.1%
Asia Pacific	150	9	—	—	—	—	159	5	164	(9.6)%	(12.6)%	(9.9)%
Eastern Europe, Middle East & Africa	141	2	—	—	—	—	143	11	154	39.6%	18.2%	27.3%
Europe	432	18	—	—	(16)	—	434	45	479	(3.6)%	(10.9)%	(1.6)%
North America	184	(2)	22	23	(2)	—	225	4	229	—	1.8%	3.6%
Unrealized G/(L) on hedging activities	23	—	—	—	—	—	23	—	23	100.0+ %	100.0+ %	100.0+ %
General corporate expenses	(146)	2	101	1	—	—	(42)	(8)	(50)	(100.0+ )%	31.1%	18.0%
Amortization of intangibles	(53)	—	—	—	—	—	(53)	(8)	(61)	7.0%	7.0%	(7.0)%
Gain on divestitures, net	—	—	—	—	—	—	—	—	—	—	—	—
Acquisition-related costs	—	—	—	—	—	—	—	—	—	—	—	—

Mondelēz International	$937	$35	$123	$29	$(18)	$—	$1,106	$70	$1,176	2.4%	4.9%	11.6%

2011
Latin America	$214	$19	$—	$—	$—	$—	$233	$—	$233
Asia Pacific	166	16	—	—	—	—	182	—	182
Eastern Europe, Middle East & Africa	101	20	—	—	—	—	121	—	121
Europe	448	58	—	—	(19)	—	487	—	487
North America	184	14	23	—	—	—	221	—	221
Unrealized G/(L) on hedging activities	(72)	—	—	—	—	—	(72)	—	(72)
General corporate expenses	(69)	9	(1)	—	—	—	(61)	—	(61)
Amortization of intangibles	(57)	—	—	—	—	—	(57)	—	(57)
Gain on divestitures, net	—	—	—	—	—	—	—	—	—
Acquisition-related costs	—	—	—	—	—	—	—	—	—

Mondelēz International	$915	$136	$22	$—	$(19)	$—	$1,054	$—	$1,054

(1)	Integration Program costs are defined as the costs associated with combining the Mondelēz International and Cadbury businesses, and are separate from those costs associated with the acquisition.
(2)

Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group business and the Mondelēz International business. Spin-Off related adjustments refers to the pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off.

(3)	Restructuring Program costs represent restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing related costs.
(4)	Reflects divestitures that occurred in 2012; there were no divestitures that occurred in 2011.

Schedule 15

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Operating Income

For the Three Months Ended March 31,

($ in millions) (Unaudited)

										% Change
	As Revised (GAAP)	Integration Program costs (1)	Spin-Off Costs and Related Adjust- ments (2)	2012-2014 Restru- cturing Program costs (3)	Operating income from divested busi- nesses (4)	Gain on dives- titures, net	As Adjusted (Non-GAAP)	Impact of Currency	As Adjusted @ Constant FX (Non-GAAP)	As Revised (GAAP)	As Adjusted (Non-GAAP)	As Adjusted @ Constant FX (Non-GAAP)
2012
Latin America	$163	$9	$—	$—	$—	$—	$172	$(6)	$166	4.5%	0.6%	(2.9)%
Asia Pacific	177	10	—	—	—	—	187	(1)	186	1.7%	1.1%	0.5%
Eastern Europe, Middle East & Africa	138	2	—	—	—	—	140	—	140	100.0+ %	100.0+ %	100.0+ %
Europe	426	19	—	—	(11)	—	434	15	449	22.1%	9.9%	13.7%
North America	148	3	23	23	(3)	—	194	—	194	(20.4)%	(8.9)%	(8.9)%
Unrealized G/(L) on hedging activities	18	—	—	—	—	—	18	—	18	(72.3)%	(72.3)%	(72.3)%
General corporate expenses	(111)	—	39	(1)	—	—	(73)	(1)	(74)	(52.1)%	(17.7)%	(19.4)%
Amortization of intangibles	(56)	—	—	—	—	—	(56)	1	(55)	1.8%	1.8%	3.5%
Gain on divestitures, net	—	—	—	—	—	—	—	—	—	—	—	—
Acquisition-related costs	—	—	—	—	—	—	—	—	—	—	—	—

Mondelēz International	$903	$43	$62	$22	$(14)	$—	$1,016	$8	$1,024	9.2%	7.6%	8.5%

2011
Latin America	$156	$15	$—	$—	$—	$—	$171	$—	$171
Asia Pacific	174	11	—	—	—	—	185	—	185
Eastern Europe, Middle East & Africa	27	7	—	—	—	—	34	—	34
Europe	349	53	—	—	(7)	—	395	—	395
North America	186	8	23	—	(4)	—	213	—	213
Unrealized G/(L) on hedging activities	65	—	—	—	—	—	65	—	65
General corporate expenses	(73)	10	—	—	1	—	(62)	—	(62)
Amortization of intangibles	(57)	—	—	—	—	—	(57)	—	(57)
Gain on divestitures, net	—	—	—	—	—	—	—	—	—
Acquisition-related costs	—	—	—	—	—	—	—	—	—

Mondelēz International	$827	$104	$23	$—	$(10)	$—	$944	$—	$944

(1)	Integration Program costs are defined as the costs associated with combining the Mondelēz International and Cadbury businesses, and are separate from those costs associated with the acquisition.
(2)

Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group business and the Mondelēz International business. Spin-Off related adjustments refers to the pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off.

(3)	Restructuring Program costs represent restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing related costs.
(4)	Reflects divestitures that occurred in 2012; there were no divestitures that occurred in 2011.

Schedule 16

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Operating Income

For the Twelve Months Ended December 31,

($ in millions) (Unaudited)

										% Change
	As Revised (GAAP)	Integration Program costs (1)	Spin-Off Costs and Related Adjust- ments (2)	Operating income from divested busi- nesses (3)	Gain on dives- titures, net	Acquisition- related costs	As Adjusted (Non-GAAP)	Impact of Currency	As Adjusted @ Constant FX (Non-GAAP)	As Revised (GAAP)	As Adjusted (Non-GAAP)	As Adjusted @ Constant FX (Non-GAAP)
2011
Latin America	$759	$65	$—	$—	$—	$—	$824	$(41)	$783	50.0%	46.9%	39.6%
Asia Pacific	682	49	—	—	—	—	731	(49)	682	20.7%	13.2%	5.6%
Eastern Europe, Middle East & Africa	433	43	—	—	—	—	476	2	478	23.7%	20.5%	21.0%
Europe	1,586	260	—	—	—	—	1,846	(80)	1,766	26.6%	18.9%	13.7%
North America	787	66	91	—	—	—	944	(7)	937	5.1%	4.8%	4.0%
Unrealized G/(L) on hedging activities	(36)	—	—	—	—	—	(36)	—	(36)	(100.0+ )%	(100.0+ )%	(100.0+ )%
General corporate expenses	(488)	38	46	—	—	—	(404)	4	(400)	9.1%	(5.8)%	(4.7)%
Amortization of intangibles	(225)	—	—	—	—	—	(225)	12	(213)	(7.1)%	(7.1)%	(1.4)%
Gain on divestitures, net	—	—	—	—	—	—	—	—	—	—	—	—
Acquisition-related costs	—	—	—	—	—	—	—	—	—	100.0%	—	—

Mondelēz International	$3,498	$521	$137	$—	$—	$—	$4,156	$(159)	$3,997	40.1%	18.7%	14.1%

2010
Latin America	$506	$47	$—	$—	$—	$8	$561	$—	$561
Asia Pacific	565	72	—	—	—	9	646	—	646
Eastern Europe, Middle East & Africa	350	39	—	—	—	6	395	—	395
Europe	1,253	279	—	(4)	—	25	1,553	—	1,553
North America	749	54	91	—	—	7	901	—	901
Unrealized G/(L) on hedging activities	38	—	—	—	—	—	38	—	38
General corporate expenses	(537)	155	—	—	—	—	(382)	—	(382)
Amortization of intangibles	(210)	—	—	—	—	—	(210)	—	(210)
Gain on divestitures, net	—	—	—	—	—	—	—	—	—
Acquisition-related costs	(218)	—	—	—	—	218	—	—	—

Mondelēz International	$2,496	$646	$91	$(4)	$—	$273	$3,502	$—	$3,502

(1)	Integration Program costs are defined as the costs associated with combining the Mondelēz International and Cadbury businesses, and are separate from those costs associated with the acquisition.
(2)

Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group business and the Mondelēz International business. Spin-Off related adjustments refers to the pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off.

(3)	Reflects divestitures that occurred in 2010; there were no divestitures that occurred in 2011.

Schedule 17

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Operating Income/Net Earnings/Earnings per Share

For the Twelve Months Ended December 31, 2012

(in millions of dollars, except per share data) (Unaudited)

	As Reported (GAAP)	Integration Program Costs (1)	Spin-Off Costs (2)	Spin-Off Pension Adjustment (2)	Spin-Off Interest Adjustment (2)	2012-2014 Restructuring Program Costs (3)	Operating Income from Divested Businesses	Gain on Divestitures, net	Acquisition- Related Costs	As Adjusted (Non-GAAP)

Operating income	$3,637	$140	$444	$68	$—	$110	$(58)	$(107)	$1	$4,235
Operating income margin	10.4%									12.2%

Interest and other expense, net	1,863	—	(609)	—	(161)	—	—	—	—	1,093

Earnings from continuing operations before income taxes	1,774	140	1,053	68	161	110	(58)	(107)	1	3,142

Provision for income taxes	207	6	347	26	60	40	(13)	(48)	—	625
Effective tax rate	11.7%									19.9%

Earnings from continuing operations	$1,567	$134	$706	$42	$101	$70	$(45)	$(59)	$1	$2,517

Noncontrolling interest	27	—	—	—	—	—	—	—	—	27

Net earnings attributable to Mondelēz International	$1,540	$134	$706	$42	$101	$70	$(45)	$(59)	$1	$2,490

	As Reported (GAAP)									Operating (Non-GAAP)
Per share data:
Diluted earnings per share attributable to Mondelēz International:
- Continuing operations	$0.86	$0.08	$0.39	$0.02	$0.06	$0.04	$(0.03)	$(0.03)	$—	$1.39

Average shares outstanding:
Diluted	1,789

(1)	Integration Program costs are defined as the costs associated with combining the Mondelēz International and Cadbury businesses, and are separate from those costs associated with the acquisition.
(2)

Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group business and the Mondelēz International business. Spin-Off related adjustments refers to: (a) a pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off; and (b) an interest adjustment defined as the interest expense associated with the assumed reduction of the $6 billion of our debt on January 1, 2011, from the utilization of funds received from the $6 billion of notes Kraft Foods Group issued directly and cash proceeds distributed to us in June 2012 in connection with our Spin-Off capitalization plan.

(3)	Restructuring Program costs represent restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing related costs.
(4)	Reflects divestitures that occurred in 2012.

Schedule 18

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Operating Income/Net Earnings/Earnings per Share

For the Three Months Ended December 31, 2012

(in millions of dollars, except per share data) (Unaudited)

	As Reported (GAAP)	Integration Program Costs (1)	Spin-Off Costs (2)	Spin-Off Pension Adjustment (2)	Spin-Off Interest Adjustment (2)	2012-2014 Restructuring Program Costs (3)	Operating Income from Divested Businesses (4)	Gain on Divestitures, net	Acquisition- Related Costs	As Adjusted (Non-GAAP)

Operating income	$959	$76	$79	$—	$—	$41	$(3)	$(107)	$1	$1,046
Operating income margin	10.1%									11.0%

Interest and other expense, net	295	—	10	—	(26)	—	—	—	—	279

Earnings from continuing operations before income taxes	664	76	69	—	26	41	(3)	(107)	1	767

Provision for income taxes	103	10	17	—	10	15	(1)	(48)	—	106
Effective tax rate	15.5%									13.8%

Earnings from continuing operations	$561	$66	$52	$—	$16	$26	$(2)	$(59)	$1	$661

Noncontrolling interest	9	—	—	—	—	—	—	—	—	9

Net earnings attributable to Mondelēz International	$552	$66	$52	$—	$16	$26	$(2)	$(59)	$1	$652

	As Reported (GAAP)									Operating (Non-GAAP)
Per share data:
Diluted earnings per share attributable to Mondelēz International:
- Continuing operations	$0.31	$0.03	$0.03	$—	$0.01	$0.01	$—	$(0.03)	$—	$0.36

Average shares outstanding:
Diluted	1,793

(1)	Integration Program costs are defined as the costs associated with combining the Mondelēz International and Cadbury businesses, and are separate from those costs associated with the acquisition.
(2)

Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group business and the Mondelēz International business. Spin-Off related adjustments refers to: (a) a pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off; and (b) an interest adjustment defined as the interest expense associated with the assumed reduction of the $6 billion of our debt on January 1, 2011, from the utilization of funds received from the $6 billion of notes Kraft Foods Group issued directly and cash proceeds distributed to us in June 2012 in connection with our Spin-Off capitalization plan.

(3)	Restructuring Program costs represent restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing related costs.
(4)	Reflects divestitures that occurred in 2012.

Schedule 19

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Operating Income/Net Earnings/Earnings per Share

For the Three Months Ended September 30, 2012

(in millions of dollars, except per share data) (Unaudited)

	As Reported (GAAP)	Integration Program Costs (1)	Spin-Off Costs (2)	Spin-Off Pension Adjustment (2)	Spin-Off Interest Adjustment (2)	2012-2014 Restructuring Program Costs (3)	Operating Income from Divested Businesses (4)	Gain on Divestitures, net	Acquisition- Related Costs	As Adjusted (Non-GAAP)

Operating income	$838	$(14)	$226	$22	$—	$18	$(23)	$—	$—	$1,067
Operating income margin	10.1%									12.9%

Interest and other expense, net	737	—	(457)	—	(26)	—	—	—	—	(254)

Earnings from continuing operations before income taxes	101	(14)	683	22	26	18	(23)	—	—	813

Provision for income taxes	(76)	(9)	231	8	10	7	(5)	—	—	166
Effective tax rate	-75.2%									20.4%

Earnings from continuing operations	$177	$(5)	$452	$14	$16	$11	$(18)	$—	$—	$647

Noncontrolling interest	7	—	—	—	—	—	—	—	—	7

Net earnings attributable to Mondelēz International	$170	$(5)	$452	$14	$16	$11	$(18)	$—	$—	$640

	As Reported (GAAP)									Operating (Non-GAAP)
Per share data:
Diluted earnings per share attributable to Mondelēz International:
- Continuing operations	$0.10	$—	$0.25	$0.01	$0.01	$0.01	$(0.01)	$—	$—	$0.36 *

Average shares outstanding:
Diluted	1,789

(1)	Integration Program costs are defined as the costs associated with combining the Mondelēz International and Cadbury businesses, and are separate from those costs associated with the acquisition.
(2)

Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group business and the Mondelēz International business. Spin-Off related adjustments refers to: (a) a pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off; and (b) an interest adjustment defined as the interest expense associated with the assumed reduction of the $6 billion of our debt on January 1, 2011, from the utilization of funds received from the $6 billion of notes Kraft Foods Group issued directly and cash proceeds distributed to us in June 2012 in connection with our Spin-Off capitalization plan.

(3)	Restructuring Program costs represent restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing related costs.
(4)	Reflects divestitures that occurred in 2012.
*	Does not foot across due to rounding

Schedule 20

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Operating Income/Net Earnings/Earnings per Share

For the Three Months Ended June 30, 2012

(in millions of dollars, except per share data) (Unaudited)

	As Reported (GAAP)	Integration Program Costs (1)	Spin-Off Costs (2)	Spin-Off Pension Adjustment (2)	Spin-Off Interest Adjustment (2)	2012-2014 Restructuring Program Costs (3)	Operating Income from Divested Businesses (4)	Gain on Divestitures, net	Acquisition- Related Costs	As Adjusted (Non-GAAP)

Operating income	$937	$35	$100	$23	$—	$29	$(18)	$—	$—	$1,106
Operating income margin	11.0%									13.1%

Interest and other expense, net	344	—	(28)	—	(36)	—	—	—	—	280

Earnings from continuing operations before income taxes	593	35	128	23	36	29	(18)	—	—	826

Provision for income taxes	103	2	39	9	13	10	(4)	—	—	172
Effective tax rate	17.4%									20.8%

Earnings from continuing operations	$490	$33	$89	$14	$23	$19	$(14)	$—	$—	$654

Noncontrolling interest	5	—	—	—	—	—	—	—	—	5

Net earnings attributable to Mondelēz International	$485	$33	$89	$14	$23	$19	$(14)	$—	$—	$649

	As Reported (GAAP)									Operating (Non-GAAP)
Per share data:
Diluted earnings per share attributable to Mondelēz International:
- Continuing operations	$0.27	$0.02	$0.05	$0.01	$0.01	$0.01	$(0.01)	$—	$—	$0.36

Average shares outstanding:
Diluted	1,786

(1)	Integration Program costs are defined as the costs associated with combining the Mondelēz International and Cadbury businesses, and are separate from those costs associated with the acquisition.
(2)

Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group business and the Mondelēz International business. Spin-Off related adjustments refers to: (a) a pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off; and (b) an interest adjustment defined as the interest expense associated with the assumed reduction of the $6 billion of our debt on January 1, 2011, from the utilization of funds received from the $6 billion of notes Kraft Foods Group issued directly and cash proceeds distributed to us in June 2012 in connection with our Spin-Off capitalization plan.

(3)	Restructuring Program costs represent restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing related costs.
(4)	Reflects divestitures that occurred in 2012.

Schedule 21

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Operating Income/Net Earnings/Earnings per Share

For the Three Months Ended March 31, 2012

(in millions of dollars, except per share data) (Unaudited)

	As Reported (GAAP)	Integration Program Costs (1)	Spin-Off Costs (2)	Spin-Off Pension Adjustment (2)	Spin-Off Interest Adjustment (2)	2012-2014 Restructuring Program Costs (3)	Operating Income from Divested Businesses (4)	Gain on Divestitures, net	Acquisition- Related Costs	As Adjusted (Non-GAAP)

Operating income	$903	$43	$39	$23	$—	$22	$(14)	$—	$—	$1,016
Operating income margin	10.4%									11.8%

Interest and other expense, net	487	—	(134)	—	(73)	—	—	—	—	280

Earnings from continuing operations before income taxes	416	43	173	23	73	22	(14)	—	—	736

Provision for income taxes	77	3	60	9	27	8	(3)	—	—	181
Effective tax rate	18.5%									24.6%

Earnings from continuing operations	$339	$40	$113	$14	$46	$14	$(11)	$—	$—	$555

Noncontrolling interest	6	—	—	—	—	—	—	—	—	6

Net earnings attributable to Mondelēz International	$333	$40	$113	$14	$46	$14	$(11)	$—	$—	$549

	As Reported (GAAP)									Operating (Non-GAAP)
Per share data:
Diluted earnings per share attributable to Mondelēz International:
- Continuing operations	$0.19	$0.02	$0.06	$0.01	$0.03	$0.01	$(0.01)	$—	$—	$0.31

Average shares outstanding:
Diluted	1,783

(1)	Integration Program costs are defined as the costs associated with combining the Mondelēz International and Cadbury businesses, and are separate from those costs associated with the acquisition.
(2)

Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group business and the Mondelēz International business. Spin-Off related adjustments refers to: (a) a pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off; and (b) an interest adjustment defined as the interest expense associated with the assumed reduction of the $6 billion of our debt on January 1, 2011, from the utilization of funds received from the $6 billion of notes Kraft Foods Group issued directly and cash proceeds distributed to us in June 2012 in connection with our Spin-Off capitalization plan.

(3)	Restructuring Program costs represent restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing related costs.
(4)	Reflects divestitures that occurred in 2012.

Schedule 22

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Operating Income/Net Earnings/Earnings per Share

For the Twelve Months Ended December 31, 2011

(in millions of dollars, except per share data) (Unaudited)

	As Reported (GAAP)	Integration Program Costs (1)	Spin-Off Costs (2)	Spin-Off Pension Adjustment (2)	Spin-Off Interest Adjustment (2)	Operating Income from Divested Businesses (3)	As Adjusted (Non-GAAP)

Operating income	$3,498	$521	$46	$91	$—	$(59)	$4,097
Operating income margin	9.8%						11.5%

Interest and other expense, net	1,618	—	—	—	(310)	—	1,308

Earnings from continuing operations before income taxes	1,880	521	46	91	310	(59)	2,789

Provision for income taxes	143	24	13	34	117	(14)	317
Effective tax rate	7.6%						11.4%

Earnings from continuing operations	$1,737	$497	$33	$57	$193	$(45)	$2,472

Noncontrolling interest	20	—	—	—	—	—	20

Net earnings attributable to Mondelēz International	$1,717	$497	$33	$57	$193	$(45)	$2,452

	As Reported (GAAP)						Operating (Non-GAAP)
Per share data:
Diluted earnings per share attributable to Mondelēz International:
- Continuing operations	$0.97	$0.28	$0.02	$0.03	$0.11	$(0.03)	$1.38

Average shares outstanding:
Diluted	1,772

(1)	Integration Program costs are defined as the costs associated with combining the Mondelēz International and Cadbury businesses, and are separate from those costs associated with the acquisition.
(2)

Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group business and the Mondelēz International business. Spin-Off related adjustments refers to: (a) a pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off; and (b) and interest adjustment defined as the interest expense associated with the assumed reduction of the $6 billion of our debt on January 1, 2011, from the utilization of funds received from the $6 billion of notes Kraft Foods Group issued directly and cash proceeds distributed to us in June 2012 in connection with our Spin-Off capitalization plan.

(3)	Reflects divestitures that occurred in 2012; there were no divestitures that occurred in 2011.

Schedule 23

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Operating Income/Net Earnings/Earnings per Share

For the Three Months Ended December 31, 2011

(in millions of dollars, except per share data) (Unaudited)

	As Reported (GAAP)	Integration Program Costs (1)	Spin-Off Costs (2)	Spin-Off Pension Adjustment (2)	Spin-Off Interest Adjustment (2)	Operating Income from Divested Businesses (3)	As Adjusted (Non-GAAP)

Operating income	$823	$169	$46	$23	$—	$(7)	$1,054
Operating income margin	8.5%						10.9%

Interest and other expense, net	504	—	—	—	(77)	—	427

Earnings from continuing operations before income taxes	319	169	46	23	77	(7)	627

Provision for income taxes	(140)	17	13	8	29	(3)	(76)
Effective tax rate	-43.9%						-12.1%

Earnings from continuing operations	$459	$152	$33	$15	$48	$(4)	$703

Noncontrolling interest	12	—	—	—	—	—	12

Net earnings attributable to Mondelēz International	$447	$152	$33	$15	$48	$(4)	$691

	As Reported (GAAP)						Operating (Non-GAAP)
Per share data:
Diluted earnings per share attributable to Mondelēz International:
- Continuing operations	$0.25	$0.08	$0.02	$0.01	$0.03	$—	$0.39

Average shares outstanding:
Diluted	1,779

(1)	Integration Program costs are defined as the costs associated with combining the Mondelēz International and Cadbury businesses, and are separate from those costs associated with the acquisition.
(2)

Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group business and the Mondelēz International business. Spin-Off related adjustments refers to: (a) a pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off; and (b) and interest adjustment defined as the interest expense associated with the assumed reduction of the $6 billion of our debt on January 1, 2011, from the utilization of funds received from the $6 billion of notes Kraft Foods Group issued directly and cash proceeds distributed to us in June 2012 in connection with our Spin-Off capitalization plan.

(3)	Reflects divestitures that occurred in 2012; there were no divestitures that occurred in 2011.

Schedule 24

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Operating Income/Net Earnings/Earnings per Share

For the Three Months Ended September 30, 2011

(in millions of dollars, except per share data) (Unaudited)

	As Reported (GAAP)	Integration Program Costs (1)	Spin-Off Costs (2)	Spin-Off Pension Adjustment (2)	Spin-Off Interest Adjustment (2)	Operating Income from Divested Businesses (3)	As Adjusted (Non-GAAP)

Operating income	$933	$112	$—	$23	$—	$(23)	$1,045
Operating income margin	10.6%						12.0%

Interest and other expense, net	359	—	—	—	(78)	—	281

Earnings from continuing operations before income taxes	574	112	—	23	78	(23)	764

Provision for income taxes	66	1	—	9	30	(5)	101
Effective tax rate	11.5%						13.2%

Earnings from continuing operations	$508	$111	$—	$14	$48	$(18)	$663

Noncontrolling interest	5	—	—	—	—	—	5

Net earnings attributable to Mondelēz International	$503	$111	$—	$14	$48	$(18)	$658

	As Reported (GAAP)						Operating (Non-GAAP)
Per share data:
Diluted earnings per share attributable to Mondelēz International:
- Continuing operations	$0.28	$0.06	$—	$0.01	$0.03	$(0.01)	$0.37

Average shares outstanding:
Diluted	1,777

(1)	Integration Program costs are defined as the costs associated with combining the Mondelēz International and Cadbury businesses, and are separate from those costs associated with the acquisition.
(2)

Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group business and the Mondelēz International business. Spin-Off related adjustments refers to: (a) a pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off; and (b) and interest adjustment defined as the interest expense associated with the assumed reduction of the $6 billion of our debt on January 1, 2011, from the utilization of funds received from the $6 billion of notes Kraft Foods Group issued directly and cash proceeds distributed to us in June 2012 in connection with our Spin-Off capitalization plan.

(3)	Reflects divestitures that occurred in 2012; there were no divestitures that occurred in 2011.

Schedule 25

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Operating Income/Net Earnings/Earnings per Share

For the Three Months Ended June 30, 2011

(in millions of dollars, except per share data) (Unaudited)

	As Reported (GAAP)	Integration Program Costs (1)	Spin-Off Costs (2)	Spin-Off Pension Adjustment (2)	Spin-Off Interest Adjustment (2)	Operating Income from Divested Businesses (3)	As Adjusted (Non-GAAP)

Operating income	$915	$136	$—	$22	$—	$(19)	$1,054
Operating income margin	10.0%						11.6%

Interest and other expense, net	375	—	—	—	(77)	—	298

Earnings from continuing operations before income taxes	540	136	—	22	77	(19)	756

Provision for income taxes	95	16	—	8	29	(4)	144
Effective tax rate	17.6%						19.0%

Earnings from continuing operations	$445	$120	$—	$14	$48	$(15)	$612

Noncontrolling interest	—	—	—	—	—	—	—

Net earnings attributable to Mondelēz International	$445	$120	$—	$14	$48	$(15)	$612

	As Reported (GAAP)						Operating (Non-GAAP)
Per share data:
Diluted earnings per share attributable to Mondelēz International:
- Continuing operations	$0.25	$0.07	$—	$0.01	$0.03	$(0.01)	$0.35

Average shares outstanding:
Diluted	1,771

(1)	Integration Program costs are defined as the costs associated with combining the Mondelēz International and Cadbury businesses, and are separate from those costs associated with the acquisition.
(2)

Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group business and the Mondelēz International business. Spin-Off related adjustments refers to: (a) a pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off; and (b) and interest adjustment defined as the interest expense associated with the assumed reduction of the $6 billion of our debt on January 1, 2011, from the utilization of funds received from the $6 billion of notes Kraft Foods Group issued directly and cash proceeds distributed to us in June 2012 in connection with our Spin-Off capitalization plan.

(3)	Reflects divestitures that occurred in 2012; there were no divestitures that occurred in 2011.

Schedule 26

Mondelēz International, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Measures

Operating Income/Net Earnings/Earnings per Share

For the Three Months Ended March 31, 2011

(in millions of dollars, except per share data) (Unaudited)

	As Reported (GAAP)	Integration Program Costs (1)	Spin-Off Costs (2)	Spin-Off Pension Adjustment (2)	Spin-Off Interest Adjustment (2)	Operating Income from Divested Businesses (3)	As Adjusted (Non-GAAP)

Operating income	$827	$104	$—	$23	$—	$(10)	$944
Operating income margin	10.1%						11.6%

Interest and other expense, net	380	—	—	—	(78)	—	302

Earnings from continuing operations before income taxes	447	104	—	23	78	(10)	642

Provision for income taxes	122	(10)	—	9	29	(2)	148
Effective tax rate	27.3%						23.1%

Earnings from continuing operations	$325	$114	$—	$14	$49	$(8)	$494

Noncontrolling interest	3	—	—	—	—	—	3

Net earnings attributable to Mondelēz International	$322	$114	$—	$14	$49	$(8)	$491

	As Reported (GAAP)						Operating (Non-GAAP)
Per share data:
Diluted earnings per share attributable to Mondelēz International:
- Continuing operations	$0.18	$0.06	$—	$0.01	$0.03	$—	$0.28

Average shares outstanding:
Diluted	1,760

(1)	Integration Program costs are defined as the costs associated with combining the Mondelēz International and Cadbury businesses, and are separate from those costs associated with the acquisition.
(2)

Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group business and the Mondelēz International business. Spin-Off related adjustments refers to: (a) a pension adjustment defined as the estimated benefit plan expense based on market conditions and benefit plan assumptions as of January 1, 2012, associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off; and (b) and interest adjustment defined as the interest expense associated with the assumed reduction of the $6 billion of our debt on January 1, 2011, from the utilization of funds received from the $6 billion of notes Kraft Foods Group issued directly and cash proceeds distributed to us in June 2012 in connection with our Spin-Off capitalization plan.

(3)	Reflects divestitures that occurred in 2012; there were no divestitures that occurred in 2011.